UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

Emerging Markets Stock Fund	April 30, 2015

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging markets stocks rose slightly over the past six months as a huge rally in China’s market more than offset declines in Brazil, India, and Russia. The global slump in oil prices starting last year provided an economic windfall for oil-importing countries like India and South Africa but was hurtful for energy-exporting countries like Brazil and Russia, both of which are seen entering recession this year. Lagging economic growth and the threat of deflation spurred by falling oil prices allowed central banks in many emerging markets to cut interest rates over the period. Against this divergent backdrop, the Emerging Markets Stock Fund gained 2.31% for the six months ended April 30, 2015, trailing the 4.04% return of its benchmark, the MSCI Emerging Markets Index, but exceeding its Lipper peer group average return of 0.68%.

Stock selection in India was a major contributor to relative performance due to positions in several non-benchmark companies that did well plus our lack of exposure to index heavyweights that declined. Favorable positioning in Mexico, Malaysia, and the Philippines also lifted relative returns. Our underperformance resulted from stock selection in China because we did not own many financials sector stocks that were swept up in the massive rally over the past year. Though our lack of exposure to Chinese financials hurt returns over the past six months, it reflects our long-held caution about China’s banking sector due to nonperforming loans risk. Russia also weighed on relative performance, as our consumer-focused holdings fared poorly as the country’s economic outlook deteriorated.

At the end of our reporting period, the fund was underweight in emerging Asia and in emerging Europe, Middle East, and Africa (EMEA) and roughly even with the benchmark in Latin America. The fund was overweight in the big emerging markets of Brazil, India, and China including Hong Kong, and about even with the benchmark in Russia. Sector allocations reflect our preference for areas driven by domestic consumption. We maintained longstanding overweights in consumer discretionary and consumer staples for their exposure to a growing middle class and rising real wages across the developing world. Information technology was another sizable overweight due to positions in several Asian Internet companies and chip manufacturers in Taiwan and South Korea. On the other hand, we remain significantly underweight in telecommunication services, energy, and materials amid continued concerns about commodity prices and a lack of attractive growth opportunities in these areas.

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises
105
100
95
90
85
80
75
70
4/05
4/06
4/07
4/08
4/09
4/10
4/11
4/12
4/13
4/14
4/15
Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended April 30, 2015, the dollar rallied, gaining more than 10% versus the euro, 6% versus the Japanese yen, and 4% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 14.69% return in local currency terms, but after converting to dollars, the same basket of stocks returned 7.06% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 12.92% return in local currency terms, but after converting to dollars, it returned 5.78% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

MARKET ENVIRONMENT

The MSCI Emerging Markets Index’s advance masked widely disparate returns across countries over the past six months. Based on total U.S. dollar returns, China was the top performer, surging roughly 30% as new investors piled into the stock market. Despite the impressive gains, China’s economy continued to slow, and in March its government reduced its 2015 growth forecast from last year’s pace as it announced a “new normal” of lower growth. Hong Kong was the next-best gainer, adding nearly 12%, amid strong demand for China-related stocks. The relatively developed Asian markets of Taiwan and South Korea each rose more than 6%.

In contrast, most other major markets declined. Brazil and Mexico posted double-digit declines as both countries struggled with commodity weakness and, in Brazil’s case, stagflation and a massive corruption scandal at its state oil company. Russia’s market retreated as oil prices plummeted starting in mid-2014, raising pressure on the country’s energy-driven economy that was already hurting from Ukraine-related sanctions.

Turkey’s market fell amid weakening growth and persistent inflation, while Indian stocks declined as investors grew concerned about the slow pace of reform. Currency weakness magnified losses in dollar terms. Nearly all foreign currencies fell against the dollar over the past six months as investors sold off riskier assets in anticipation of higher interest rates in the U.S., where the Federal Reserve has signaled its intention to raise short-term rates sometime in 2015. In fact, many emerging markets posted positive local currency returns but fell in dollar terms as the greenback surged over the period.

PORTFOLIO REVIEW

Asia
Asia had a mixed impact on performance. India’s market declined over the period but our Indian holdings rose in value, making the country a significant contributor to absolute and relative returns. Stock selection here was led by our out-of-benchmark positions in private sector lender Axis Bank, state-run rail transport company Container Corporation of India, and generic drugmaker Glenmark Pharmaceuticals, all of which posted double-digit gains. India was the fund’s largest overweight country at period-end as our holdings appreciated in value. We began building our Indian positions in 2013 when the currency fell to record lows and the country was at risk of entering a financial crisis. This positioning has paid off as India’s domestic stock market repeatedly hit record levels into early 2015 amid reform hopes following last summer’s election of a new government under Prime Minister Narendra Modi. Though some investors have since become disappointed with Modi’s relatively slow pace of reform, we are optimistic about India’s long-term outlook and think the country is heading in the right direction after several years of below-potential growth. Our core positions here include software services provider Infosys and mortgage lender Housing Development Finance, which should benefit from India’s growing urbanization and young demographic profile. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our China holdings lifted absolute returns but detracted the most from relative performance due to our lack of exposure to many names that benefited from the rally in Chinese stocks starting in mid-2014. These companies included Chinese banks; state-owned enterprises; and lower-quality, cyclical companies that we typically avoid. We view China’s rally as very momentum-driven and not based on any real improvement in corporate earnings or the broader economy. Because our investment process focuses on fundamental research and selecting companies for their individual merits and favorable risk/reward profile, it is hard for us to justify owning many of the stocks that have participated in the rally. For example, China’s biggest banks posted double-digit gains in April; however, we believe that most mainland banks have underreported the level of bad loans they own, an issue that will likely hold back the economy in the coming years.

We expect that the volatility in Chinese and Hong Kong stocks will persist for a while—possibly pushing up stock prices even higher from current levels—but are reluctant to chase the market’s upswing. Rather, we are sticking to our focus on quality companies with solid fundamentals and earnings growth and have opted to trim or eliminate stocks in cases when our conviction in the company had been declining, or when we believed the market significantly overvalued the business. Our positions in China are companies with exposure to growing domestic demand and disposable incomes, such as Internet companies and a few clean energy names. We own large positions in online search leader Baidu and Tencent Holdings, which makes money from online games and mobile messaging. Baidu was one of the biggest detractors for the period after a strong performance in 2014, but we still think it has good upside potential.

South Korea and Taiwan remain the fund’s biggest underweight countries due to a lack of attractive growth opportunities. However, many of our biggest holdings are global industry leaders based in these countries, including Taiwan Semiconductor Manufacturing Co. and Samsung Electronics, both of which ranked among the top contributors. We recently increased our position in SK Hynix, a major memory chip supplier to Apple, due to its cheap valuation and improving demand trends in its industry.

Latin America
Our Latin American holdings detracted from absolute returns but lifted relative performance. Mexico was the top contributor to relative returns due to stock selection led by discount retailer Wal-Mart de Mexico (Walmex) and an underweight allocation to the country, whose market fell sharply as the global oil slump dampened the country’s growth outlook. The drop in oil prices dealt a setback to Mexico’s president, who signed a landmark energy reform bill last August to attract foreign investment to the country, and early this year the government cut public spending and reduced its economic growth forecasts for the next two years. Besides Walmex, our Mexican holdings include lender Grupo Financiero Santander Mexico and Fresnillo, a precious metals mining company.

Brazil helped relative performance as good stock selection outweighed our overweight exposure to the country, one of the biggest emerging markets decliners as it grappled with stagflation and a widening corruption probe at oil producer Petrobras. Our holdings in department store retailer Lojas Renner and drugstore retailer Raia Drogasil posted good returns and helped offset the impact of shopping mall operator BR Malls Participacoes, the fund’s biggest detractor. Brazil endured a tough environment over the past six months amid flagging economic growth, high inflation, and rising unemployment. The Petrobras scandal fueled growing public discontent with President Dilma Rousseff, whose coalition allegedly benefited from the corruption, and dampened investor demand for Brazilian assets after Moody’s cut the company’s credit rating to junk. Despite these developments, we are more optimistic than most investors about Brazil, where we think stock prices have fallen to attractive levels and corporate earnings will pick up next year. We took advantage of market weakness to increase our positions, which we believe are high-quality businesses that should outperform once Brazil’s macro outlook improves and investor sentiment turns. We added to Itau Unibanco, Brazil’s third-biggest bank, as well as Lojas Renner, Raia Drogasil, and BR Malls. We think Itau is one of the highest-quality banks in Latin America, while Renner, Raia Drogasil, and BR Malls are well positioned to benefit from Brazil’s growing and increasingly affluent middle class.

Elsewhere in the region, we hold modest positions in the Andean markets of Colombia, Chile, and Peru. Our positions in these markets include Colombian banking group Grupo Aval Acciones y Valores; Chilean department store retailer SACI Falabella; and Southern Copper, a low-cost copper producer whose mines are located in Peru and Mexico. We added to these names over the period.

Europe, Middle East, and Africa
Our EMEA holdings detracted significantly from relative returns due to stock selection. Russia was the fund’s second-largest detractor from relative performance as our consumer-driven holdings fared poorly as the economy slid into recession toward the end of last year. Our holdings are concentrated in two companies: food retailer Magnit and Sberbank of Russia, the country’s dominant bank. Both companies ranked among the fund’s biggest detractors for the period. Magnit is Russia’s fastest-growing and most profitable food retailer, while Sberbank has a strong management team with a good track record of generating profits even in economic downturns. We increased our positions in both, reflecting our strategy of investing in businesses that can take advantage of their strong competitive positions and gain share from rivals in times of economic weakness.

Russian stocks continue to operate in a challenging macro environment, and many analysts forecast its economy will contract for the next two years as oil prices remain weak and Ukraine-related sanctions stay in place. Unlike most emerging markets, Russia appears to be an increasingly inward-looking country that is reverting to growing state control over the economy. Given President Vladimir Putin’s high approval ratings and muted opposition, we are not optimistic that the government will implement reforms any time soon. However, we believe that our Russian holdings will outperform as oil prices stabilize and the impact of economic sanctions subsides.

Elsewhere in the EMEA region, we maintained a slightly overweight allocation to Turkey, which cost us as the country’s market fell sharply amid slowing economic growth and persistent inflation. Our biggest position here is in food retailer BIM Birlesik Magazalar, a well-managed company whose management has a strong track record of delivering good results. BIM was one of the fund’s largest detractors, and we took advantage of the declines to increase our position. We maintained a longstanding underweight to South Africa, which continues to suffer from deep problems like high unemployment, wide income inequality, and years of below-potential growth. Despite its significant economic challenges, South Africa has some good growth opportunities in consumer-driven areas such as Shoprite, the country’s largest food retailer, which is one of our largest positions.

OUTLOOK

Lower commodity prices and the strong U.S. dollar have raised fears that some emerging markets are bound to repeat the financial crises of the 1990s, which were triggered by commodity weakness and a resurgent dollar. Rising U.S. interest rates are another potential near-term risk for emerging markets, which are bracing for the Fed’s first interest rate hike in many years sometime in 2015. Thanks to structural reforms and sound economic policy over the past decade, however, most emerging economies are now fundamentally stronger than they were two decades ago, with current account surpluses, much less foreign debt, and substantial foreign currency reserves. We are fairly optimistic that policymakers in most countries recognize the steps they must take to avoid a full-blown economic crisis. For example, India and Indonesia—which in 2013 were named as part of the “fragile five” emerging economies most vulnerable to investor outflows—subsequently surprised markets with sweeping reform plans and a balanced approach toward attracting capital while maintaining economic stability. Short-term capital flows are hard to predict, but we do not think that rising U.S. rates or lingering commodity weakness will precipitate a financial crisis in the near term.

In recent years, we have noted significant dispersion in the returns of emerging markets stocks even within the same country and sector. Looking ahead, we anticipate seeing less correlation and more dispersion of returns at the country and sector levels and that the varying pace of reforms will drive greater divergence in relative performance across countries. Reform progress has been encouraging in a few countries, but most governments have more work to do on the reform front, which is critical for ensuring that companies and economies can fulfill their growth potential. Meanwhile, rising domestic consumption and a growing middle class are powerful secular trends that should drive economic growth for many years to come. For these reasons, we are optimistic about the outlook for emerging markets and remain focused on positioning your fund for solid performance over the long term.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Gonzalo Pángaro
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 20, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging markets countries that only includes securities that may be traded by foreign investors.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/15
Taiwan Semiconductor Manufacturing Co., Taiwan	4.2%
Tencent Holdings, China	3.5
Samsung Electronics, South Korea	3.0
Itau Unibanco, Brazil	2.9
Ping An Insurance, China	2.8
Lojas Renner, Brazil	2.7
Baidu, China	2.7
AIA Group, Hong Kong	2.5
Magnit, Russia	2.3
Infosys, India	2.0
SABMiller, United Kingdom	1.9
Beijing Enterprises, China	1.8
Catcher Technology, Taiwan	1.6
Uni-President Enterprises, Taiwan	1.6
Shoprite, South Africa	1.5
Aspen Pharmacare Holdings, South Africa	1.5
LG Household & Health Care, South Korea	1.4
Hyundai Motor, South Korea	1.4
Industrial & Commercial Bank of China, China	1.4
Sberbank of Russia, Russia	1.4
Housing Development Finance, India	1.4
SK Hynix, South Korea	1.3
ICICI Bank, India	1.3
Kasikornbank, Thailand	1.3
Wal-Mart de Mexico, Mexico	1.3
Total	50.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 4/30/15	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE						
Beginning of period	$ 34.69	$ 33.61	$ 32.31	$ 30.98	$ 34.50	$ 27.61
Investment activities						
Net investment income (loss)(1)	(0.01)	0.19	0.24	0.17	0.22	0.11
Net realized and unrealized gain / loss	0.77	1.13	1.22	1.28	(3.30)	6.93
Total from investment activities	0.76	1.32	1.46	1.45	(3.08)	7.04
Distributions						
Net investment income	(0.19)	(0.24)	(0.16)	(0.12)	(0.10)	(0.15)
Net realized gain	(0.09)	–	–	–	(0.34)	–
Total distributions	(0.28)	(0.24)	(0.16)	(0.12)	(0.44)	(0.15)
NET ASSET VALUE						
End of period	**$ 35.17**	**$ 34.69**	**$ 33.61**	**$ 32.31**	**$ 30.98**	**$ 34.50**

Ratios/Supplemental Data

Total return(2)	**2.31%**	**3.99%**	**4.52%**	**4.74%**	**(9.05)%**	**25.58%**
Ratio of total expenses to average net assets	1.23%(3)	1.24%	1.25%	1.27%	1.26%	1.27%
Ratio of net investment income (loss) to average net assets	(0.08)%(3)	0.58%	0.72%	0.55%	0.65%	0.37%
Portfolio turnover rate	7.9%	23.3%	29.9%	24.1%	18.6%	26.6%
Net assets, end of period (in millions)	$ 8,922	$ 7,953	$ 7,306	$ 6,804	$ 5,895	$ 5,258

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 1.0%		
Common Stocks 1.0%		
MercadoLibre (USD)	297,600	42,357
Tenaris, ADR (USD)	1,635,700	50,298
Total Argentina (Cost $68,755)		92,655
BRAZIL 9.8%		
Common Stocks 6.2%		
BR Malls Participacoes	20,261,800	110,423
BRF	1,455,728	31,207
CCR	7,198,200	39,539
Lojas Renner (1)	6,995,130	244,288
Petrobras, ADR (1 ADR represents 2 common shares) (USD) (2)	1,382,800	13,137
Petrobras, ADR (1 ADR represents 2 preference shares) (USD) (2)	5,959,200	51,726
Raia Drogasil	5,391,800	60,898
		551,218
Preferred Stocks 3.6%		
Banco Bradesco	5,623,064	60,058
Itau Unibanco	20,435,533	261,739
		321,797
Total Brazil (Cost $826,399)		873,015
CHILE 0.7%		
Common Stocks 0.7%		
Banco Santander Chile, ADR (USD)	1,160,461	25,309
SACI Falabella	5,098,091	39,923
Total Chile (Cost $69,070)		65,232
CHINA 22.1%		
Common Stocks 21.1%		
58.com, ADR (USD) (2)	798,200	60,887

Alibaba Group Holding, ADR (USD) (2)	725,674	58,990
BAIC Motor, H Shares (HKD) (2)	17,747,500	26,307
Baidu, ADR (USD) (2)	1,180,800	236,491
Bank of China, H Shares (HKD)	116,515,200	80,033
Beijing Enterprises Holdings (HKD)	17,425,500	159,948
China Longyuan Power, H Shares (HKD)	43,983,000	54,588
China National Building, H Shares (HKD)	36,690,000	44,423
China Unicom Hong Kong (HKD) (2)	35,510,000	66,692
China Vanke, H Shares (HKD) (2)	11,650,358	30,858
CNOOC (HKD)	66,277,000	112,627
Dongfeng Motor, H Shares (HKD)	39,666,000	66,195
Huaneng Renewables, H Shares (HKD)	108,094,000	47,323
Industrial & Commercial Bank of China, H Shares (HKD)	141,988,130	123,717
Ping An Insurance, H Shares (HKD)	16,350,000	235,440
Sunny Optical Technology (HKD)	18,535,000	41,101
Tencent Holdings (HKD)	14,947,300	308,698
Vipshop Holdings, ADR (USD) (2)	2,038,800	57,678
Want Want China Holdings (HKD)	53,712,000	59,012
		1,871,008
Common Stocks - China A shares 1.0%		
China Vanke (3)	15,309,611	36,023
Kweichow Moutai (3)	799,895	32,498
Kweichow Moutai (CNH)	406,625	16,539
Ping An Insurance (3)	1,246,352	17,825
		102,885
Total China (Cost $1,059,523)		1,973,893

COLOMBIA 0.5%

Common Stocks 0.5%		
Grupo Aval Acciones y Valores, ADR (USD)	3,969,400	40,170
Total Colombia (Cost $48,877)		40,170

HONG KONG 3.8%

Common Stocks 3.8%

AIA Group	33,463,200	223,376
ASM Pacific Technology	6,007,400	67,315
Techtronic Industries	7,958,000	28,119
Wynn Macau	9,736,000	19,712
Total Hong Kong (Cost $247,539)		338,522

INDIA 10.8%

Common Stocks 10.8%

Adani Ports & Special Economic Zone	13,960,360	70,032
Axis Bank	12,456,342	111,568
Container Corporation of India	1,953,958	50,362
Glenmark Pharmaceuticals	3,023,466	42,294
Housing Development Finance	6,580,936	122,096
ICICI Bank	22,379,440	116,896
Infosys	5,701,181	174,580
Maruti Suzuki India	1,012,739	60,175
Power Grid Corporation of India	20,735,545	48,942
Sun Pharmaceuticals Industries	2,887,983	42,788
Tata Consultancy	1,328,348	51,708
Tata Motors (2)	438,609	3,518
Tata Motors	8,096,660	64,723
Total India (Cost $644,316)		959,682

INDONESIA 2.7%

Common Stocks 2.7%

Astra International	140,242,600	73,977
Bank Central Asia	43,466,900	45,076
Bank Mandiri	84,451,245	69,929

QATAR 0.5%		
Common Stocks 0.5%		
Qatar National Bank	858,225	46,517
Total Qatar (Cost $16,570)		46,517
RUSSIA 4.0%		
Common Stocks 4.0%		
Magnit, GDR (USD)	3,657,487	201,625
Sberbank of Russia, ADR (USD)	20,750,011	123,224
Yandex, A Shares (USD) (2)	1,625,630	31,277
Total Russia (Cost $305,262)		356,126
SOUTH AFRICA 7.1%		
Common Stocks 7.1%		
Aspen Pharmacare Holdings	4,443,372	134,871
FirstRand	10,437,682	49,806
Mr Price	2,157,392	46,105
Naspers, N Shares	345,432	54,204
Sanlam	16,058,769	103,736
Shoprite Holdings	9,619,477	137,406
Woolworths Holdings	14,867,674	111,472
Total South Africa (Cost $571,331)		637,600
SOUTH KOREA 8.5%		
Common Stocks 8.5%		
Hyundai Glovis	165,828	36,297
Hyundai Motor	797,624	125,206
LG Household & Health Care	170,769	125,261
NAVER	137,724	83,209
Samsung Electronics	204,582	268,312

SK Hynix	2,734,253	116,896
Total South Korea (Cost $467,319)		755,181

SWITZERLAND 0.7%

Common Stocks 0.7%		
Richemont, GDR (ZAR)	7,345,619	65,717
Total Switzerland (Cost $29,738)		65,717

TAIWAN 9.5%

Common Stocks 9.5%		
Catcher Technology	12,334,000	144,429
China Life Insurance	48,337,600	51,153
Delta Electronics	11,970,000	71,967
Quanta Computer	26,913,000	67,422
Taiwan Semiconductor Manufacturing	77,188,111	372,648
Uni-President Enterprises	86,992,279	142,645
Total Taiwan (Cost $560,077)		850,264

THAILAND 2.6%

Common Stocks 2.6%		
Bangkok Bank, NVDR	4,679,000	26,203
CP ALL	36,385,300	46,358
Kasikornbank, NVDR	17,944,300	113,936
Siam Cement, NVDR	2,593,100	42,237
Total Thailand (Cost $153,587)		228,734

TURKEY 1.8%

Common Stocks 1.8%		
Anadolu Efes Biracilik Ve Malt Sanayii (2)	2,170,114	18,230
BIM Birlesik Magazalar	4,758,362	88,083

Turkiye Garanti Bankasi	8,707,377	27,687
Turkiye Halk Bankasi	5,864,189	29,689
Total Turkey (Cost $139,304)		163,689
UNITED ARAB EMIRATES 1.6%		
Common Stocks 1.6%		
DP World (USD)	3,716,536	85,778
Emaar Malls Group (2)	24,090,236	21,073
First Gulf Bank	7,853,059	32,444
Total United Arab Emirates (Cost $81,162)		139,295
UNITED KINGDOM 1.9%		
Common Stocks 1.9%		
SABMiller (ZAR)	3,166,607	168,957
Total United Kingdom (Cost $140,120)		168,957
SHORT-TERM INVESTMENTS 3.5%		
Money Market Funds 3.5%		
T. Rowe Price Reserve Investment Fund, 0.06% (1)(4)	309,153,000	309,153
Total Short-Term Investments (Cost $309,153)		309,153
Total Investments in Securities		
99.9% of Net Assets (Cost $6,403,658)		**$ 8,909,844**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Affiliated Companies

(2) Non-income producing

(3) China A shares held through the QFII are subject to certain restrictions. See Note 3.

(4) Seven-day yield

ADR American Depository Receipts

CNH Offshore China Renminbi

GBP British Pound

GDR Global Depository Receipts

HKD Hong Kong Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $6,403,658)	$ 8,909,844
Foreign currency (cost $14,535)	14,501
Dividends receivable	8,301
Receivable for shares sold	3,283
Receivable for investment securities sold	1,285
Cash	107
Other assets	1,353
Total assets	8,938,674
Liabilities	
Investment management fees payable	7,595
Payable for investment securities purchased	3,616
Payable for shares redeemed	2,945
Due to affiliates	499
Other liabilities	1,566
Total liabilities	16,221
NET ASSETS	**$ 8,922,453**
Net Assets Consist of:	
Accumulated net investment loss	$ (6,920)
Accumulated undistributed net realized loss	(1,146,777)
Net unrealized gain	2,505,887
Paid-in capital applicable to 253,678,278 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized	7,570,263
NET ASSETS	**$ 8,922,453**
NET ASSET VALUE PER SHARE	**$ 35.17**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/15	Year Ended 10/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ (3,274)	$ 42,673
Net realized gain (loss)	(44,335)	140,048
Change in net unrealized gain / loss	275,777	114,907
Increase in net assets from operations	228,168	297,628
Distributions to shareholders		
Net investment income	(43,763)	(52,636)
Net realized gain	(20,730)	–
Decrease in net assets from distributions	(64,493)	(52,636)
Capital share transactions*		
Shares sold	1,117,742	1,828,062
Distributions reinvested	63,014	50,566
Shares redeemed	(375,130)	(1,476,216)
Redemption fees received	74	172
Increase in net assets from capital share transactions	805,700	402,584
Net Assets		
Increase during period	969,375	647,576
Beginning of period	7,953,078	7,305,502
End of period	**$ 8,922,453**	**$ 7,953,078**
Undistributed (accumulated) net investment income (loss)	(6,920)	40,117
*Share information		
Shares sold	33,677	56,869
Distributions reinvested	2,051	1,585
Shares redeemed	(11,278)	(46,569)
Increase in shares outstanding	24,450	11,885

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 92% of the fund’s net assets were invested in emerging markets and 1% in frontier markets. Frontier markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries and emerging markets. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

China A shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A-share market either through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account), or through the Shanghai-Hong Kong Stock Connect program (Stock Connect). Investment decisions related to A shares held through the QFII are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. The fund’s ability to repatriate cash from investment activities associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY) and those acquired through Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Management believes that the tax treaty between the U.S. and China exempts the fund from any Chinese capital gain tax related to its A shares investments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,275,827,000 and $619,918,000, respectively, for the six months ended April 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2014, the fund had $970,111,000 of available capital loss carryforwards, which expire as follows: $964,904,000 in fiscal 2017, and $5,207,000 in fiscal 2018.

At April 30, 2015, the cost of investments for federal income tax purposes was $6,471,567,000. Net unrealized gain aggregated $2,437,978,000 at period-end, of which $2,814,684,000 related to appreciated investments and $376,706,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2015, the fund had no deferred tax liability attributable to foreign securities and $3,780,000 of foreign capital loss carryforwards, including $3,570,000 that expire in 2022, and $210,000 that expire in 2023.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $93,000 for Price Associates; $555,000 for T. Rowe Price Services, Inc.; and $130,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2015, the fund was charged $152,000 for shareholder servicing costs related to the college savings plans, of which $123,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2015, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2015, the fund was allocated $131,000 of Spectrum Funds’ expenses and $4,350,000 of Retirement Funds’ expenses. Of these amounts, $1,933,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2015, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds and 60% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceeds $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015